TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042             HV-6775 – PremierSolutions Cornerstone (Series II)

Supplement dated September 18, 2018 to your Prospectus

1.            FUND REORGANIZATION

HARTFORD INTERNATIONAL EQUITY FUND – CLASS R4

At a meeting held on August 7-8, 2018, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved an Agreement and Plan of Reorganization that provides for the reorganization of Hartford Global Capital Appreciation Fund (the “Merging Fund”), a series of the Company, with and into Hartford International Equity Fund (the “Acquiring Fund”), a separate series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval. Shareholders will be provided with information about the benefits of the Reorganization in a separate information statement/prospectus that is expected to be mailed to shareholders in September 2018. The Reorganization is expected to occur on or about October 29, 2018 (“Closing Date”).

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.  Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program, or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

Effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

2.            FUND NAME CHANGES

Effective on September 24, 2018, the following name changes are made to your Prospectus:

Current Name	New Name

MassMutual RetireSMARTSM In Retirement Fund	MassMutual RetireSMARTSM by JPMorgan In Retirement Fund
MassMutual RetireSMARTSM 2010 Fund	MassMutual RetireSMARTSM by JPMorgan 2010 Fund
MassMutual RetireSMARTSM 2015 Fund	MassMutual RetireSMARTSM by JPMorgan 2015 Fund
MassMutual RetireSMARTSM 2020 Fund	MassMutual RetireSMARTSM by JPMorgan 2020 Fund
MassMutual RetireSMARTSM 2025 Fund	MassMutual RetireSMARTSM by JPMorgan 2025 Fund
MassMutual RetireSMARTSM 2030 Fund	MassMutual RetireSMARTSM by JPMorgan 2030 Fund
MassMutual RetireSMARTSM 2035 Fund	MassMutual RetireSMARTSM by JPMorgan 2035 Fund
MassMutual RetireSMARTSM 2040 Fund	MassMutual RetireSMARTSM by JPMorgan 2040 Fund
MassMutual RetireSMARTSM 2045 Fund	MassMutual RetireSMARTSM by JPMorgan 2045 Fund
MassMutual RetireSMARTSM 2050 Fund	MassMutual RetireSMARTSM by JPMorgan 2050 Fund
MassMutual RetireSMARTSM 2055 Fund	MassMutual RetireSMARTSM by JPMorgan 2055 Fund
MassMutual RetireSMARTSM 2060 Fund	MassMutual RetireSMARTSM by JPMorgan 2060 Fund

As a result of the change, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

3.            SUB-ADVISER CHANGE

Effective on September 24, 2018, J.P. Morgan Investment Management Inc. will become Sub-adviser to each of the MassMutual RetireSMART Fund.

4.            INVESTMENT OBJECTIVE CHANGES

Effective on September 24, 2018, the investment objective for each of the below Funds will change, as follows:

a.	The investment objective for the MassMutual RetireSMARTSM In Retirement Fund Sub-Account is to seek current income and some capital appreciation.

b.	The investment objective for the MassMutual RetireSMARTSM 2010 Fund Sub-Account is to seek current income and some capital appreciation.

c.	The investment objective for the MassMutual RetireSMARTSM 2015 Fund Sub-Account is to seek current income and some capital appreciation.

d.

The investment objective for the MassMutual RetireSMARTSM 2020 Fund Sub-Account is to seek total return through its asset allocation, which is designed to become more conservative over time. As the Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.

e.

The investment objective for the MassMutual RetireSMARTSM 2025 Fund Sub-Account is to seek total return through its asset allocation, which is designed to become more conservative over time. As the Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.

f.

The investment objective for the MassMutual RetireSMARTSM 2030 Fund Sub-Account is to seek total return through its asset allocation, which is designed to become more conservative over time. As the Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.

g.

The investment objective for the MassMutual RetireSMARTSM 2035 Fund Sub-Account is to seek total return through its asset allocation, which is designed to become more conservative over time. As the Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.

h.

The investment objective for the MassMutual RetireSMARTSM 2040 Fund Sub-Account is to seek total return through its asset allocation, which is designed to become more conservative over time. As the Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.

i.

The investment objective for the MassMutual RetireSMARTSM 2045 Fund Sub-Account is to seek total return through its asset allocation, which is designed to become more conservative over time. As the Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.

j.

The investment objective for the MassMutual RetireSMARTSM 2050 Fund Sub-Account is to seek total return through its asset allocation, which is designed to become more conservative over time. As the Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.

k.

The investment objective for the MassMutual RetireSMARTSM 2055 Fund Sub-Account is to seek total return through its asset allocation, which is designed to become more conservative over time. As the Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.

l.

The investment objective for the MassMutual RetireSMARTSM 2060 Fund Sub-Account is to seek total return through its asset allocation, which is designed to become more conservative over time. As the Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.